Exhibit 99.1

www.arcpreit.com :: NASDAQ: ARCP American Realty Capital Properties Operating Results for Second Quarter 2014

Forward - Looking Statements Information set forth herein (including information included or incorporated by reference herein) contains “forward - looking statements” (as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended), which reflect American Realty Capital Properties, Inc . ’s (“ARCP”) expectations regarding future events . The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements . Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward - looking statements and any statements regarding our future financial condition, results of operations and business are also forward - looking statements . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond our control . The following additional factors, among others, could cause actual results to differ from those set forth in the forward - looking statements : market volatility ; unexpected costs or unexpected liabilities that may arise from recently closed Cole transactions ; ARCP’s inability to integrate recently acquired businesses and realize the benefits thereof ; the inability to retain key personnel ; continuation or deterioration of current market conditions ; whether or not ARCP common stock will be included in certain REIT and public exchange indices ; uncertainty regarding the level of demand for ARCP common stock that inclusion in such indices would generate ; inability to realize the benefits and savings of self - management ; ARCP’s ability to close on its announced pending balance sheet acquisitions ; ARCP’s ability to integrate the Red Lobster® portfolio into its overall portfolio ; ARCP’s ability to consummate the disposition of its multi - tenant portfolio at all or in a timely, efficient and cost - effective manner ; ARCP’s ability to meet its full - year 2014 per share AFFO guidance ; and the business plans of the tenants of ARCP . Additional factors that may affect future results are contained in ARCP's filings with the U . S . Securities and Exchange Commission (“SEC”), which are available at the SEC's website at www . sec . gov . The forward - looking statements contained herein reflect our beliefs, assumptions and expectations regarding our future performance, taking into account all information currently available to us . These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us . If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward - looking statements . We disclaim any obligation to publicly update or revise any forward - looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law . www.arcpreit.com :: NASDAQ: ARCP © 2014 American Realty Capital Properties, Inc. 2

ARCP Acquisitions » Acquired $834.7 million during Q2 ’14, comprised of 165 properties in 72 individual transactions; average cap rate of 8.4% (7.9% cash cap rate) » Acquired $1.9 billion year - to - date as of June 30, 2014 » As of July 28, 2014, aggregate $4.24 billion closed or under contract year - to - date; Approximately $250 million remaining to achieve the $4.5 billion acquisitions target for 2014 Strengthened Balance Sheet » Net Debt / Annualized Adjusted EBITDA of 6.3x, pro forma for Red Lobster acquisition and multi - tenant portfolio sale » Weighted average interest rate of 3.66% » Repaid $282 million of secured financing in Q2 2014 with a weighted - average interest rate of 3.5%; $1.0 billion refinanced through the first half of 2014 at a weighted - average interest rate of 4.7% » Additional $554.5 million of re - financings projected for Q3 2014 at a weighted - average interest rate of 6.0% Maintaining 2014 AFFO / Share Guidance of $1.13 - $ 1.19 Quarter - End AFFO/Share Earnings of $0.24; in Line with Management Estimates » Increased revenues to $ 382 million, a 595% increase for Q2’14 over Q2’13 » Improved AFFO available to common stockholders to $205 million, a 429% increase for Q2’14 over Q2’13 » Increased AFFO per share to $0.24 , up 26% compared to the same period a year earlier Cole Capital » Acquisitions: Acquired $751.1 million during Q2 ’14, comprised of 134 properties; $1.2 billion year - to - date as of June 30, 2014 » Acquisitions: As of July 28, 2014, aggregate $2.64 billion closed or under contract; A pproximately $2.26 billion remaining to achieve our target for 2014 » Capital Raise: $1.1 billion of equity capital raised through the first half of 2014 www.arcpreit.com :: NASDAQ: ARCP © 2014 American Realty Capital Properties, Inc. 3 Second Quarter 2014 and Year - to - Date Results

Red Lobster ® – Closed July 28, 2014 Attractive Investment Opportunity Experienced Management Team » Exceptional Sponsor: Golden Gate Capital has a proven track record of successfully investing in restaurant and consumer companies » Key Management: Investment to be led by Kim Lodrup , President of Red Lobster from 2005 to 2011; a period of consistent, above market growth for the brand High - Quality Portfolio » Asset Screening: ARCP eliminated almost 200 sites which did not demonstrate suitable performance » High - Quality Assets: Approximately 90% of the portfolio is either recent construction (last 10 years) or renovated in the last 5 years » Easily Repurposed: Locations support a wide range of casual and fine dining concepts and would appeal to a wide range of potential tenants Well - Structured Deal » Attractive Yields: Purchased at an attractive 7.9% cash, and 9.9% GAAP cap rate, with 2.0% annual escalations; the investment is highly accretive to ARCP investors » Flexible Structure: Multiple master leases covering homogenous asset pools with consistent financial terms provide for credit enhancement Stringent Underwriting & Due Diligence » Asset - Level Diligence: ARCP visited all sites, confirming stores are well - located in strong markets and positioned for value appreciation » Limited Capital Requirements: Virtually no deferred maintenance » Healthy and Improving Coverage: Underwriting supported by corporate EBITDAR / Rent coverage of 2.2x; coverage to improve upon costs savings realization and shrimp price normalization 4 www.arcpreit.com :: NASDAQ: ARCP © 2014 American Realty Capital Properties, Inc.

Capitalization as of July 28, 2014

American Realty Capital Properties

Assumptions

Share Price	$12.98
Date	07/28/14
W.A. Maturity as of	06/30/14

($ and shares in thousands, except per share values)	Rate	As of 6/30/14[1]	Wtd. Avg. Maturity[2]
Fully Diluted Shares and Units Outstanding		955,501	
Stock Price (As of 7/28/2014)		$12.98	
Implied Equity Market Capitalization		**$12,402,405**	
Series F Perpetual Preferred	6.70%	$1,073,000	
Total Mortgage Debt	4.89%[3]	$4,125,621	6.0 years
Unsecured Debt:			
ARCP Revolving Credit Facility	1.50%	$896,000	
Unsecured Credit Facility (Term)	2.84%	$1,000,000	
Total line of credit outstanding	2.21%[3]	$1,896,000	
3-year Unsecured Notes	2.00%	$1,300,000	
5-year Convertible Term Notes	3.00%	$597,500	
5-year Unsecured Notes	3.00%	$750,000	
7-year Convertible Term Notes	3.75%	$402,500	
10-year Unsecured Notes	4.60%	$500,000	
CapLease Convertible Notes	7.70%	$19,210	
Trust Preferred Securities	7.68%	$30,930	
Total Unsecured Debt	2.73%[3]	$5,496,140	4.6 years
Total Debt	3.66%[3]	$9,621,761	5.2 years
Total Capitalization		**$23,097,166**	
Cash & Loans held for investment (net)		$291,277	
Net Debt		$9,330,484	
Enterprise Value		$23,805,889	
Net Debt / Annualized Adjusted EBITDA		6.3x	

[1] *Equity figures reflect share price at close of market on July, 28, 2014*
[2] *Swapped debt included as fixed, repo facility not included*
[3] *Weighted averages*

www.arcpreit.com :: NASDAQ: ARCP
© 2014 American Realty Capital Properties, Inc.
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6 www.arcpreit.com :: NASDAQ: ARCP © 2014 American Realty Capital Properties, Inc. ($ & shares in millions) Q1 ‘14 & Q2 ‘14 Actual AFFO $ 353 2H '14 Est. AFFO Based on Q2 ‘14 Run Rate 533 $886 Pro forma adjustments: Red Lobster Acquisition $44 Sale of Multi - Tenant Portfolio (24) Pipeline Acquisitions 27 Interest Savings 19 Total Pro Forma AFFO $ 952 Pro Forma Wtd Avg Shares 837 Pro Forma AFFO per share $1.14 AFFO Guidance Reconciliation 1 st Half 2014 to Year - End 2014 Assumptions Balance Sheet  $4.5 billion of ‘14 balance sheet acquisitions  Red Lobster purchase closed July 28, 2014  Multi - tenant portfolio sale close September 30, 2014  Interest savings during 2H 2014 from refinancing $650 million of mortgage and other debt, amended credit facility and term loan with revised pricing of L+135 and L+160, respectively to be permanently financed Cole Capital  $3.1 billion capital raised and $4.9 billion acquired for Cole Capital

5.4 5.5 6.6 6.8 WPC ARCP O NNN 3.7% 4.8% 4.9% 4.9% 4.0% 5.0% 4.9% 5.2% ARCP O WPC NNN Considerably reduced leveraged, lowered cost of debt and improved matched funding ARCP Has An Attractive Leverage Profile www.arcpreit.com :: NASDAQ: ARCP © 2014 American Realty Capital Properties, Inc. 7 Weighted Average Interest Rate Note: Public filings | Peer group weighted averages exclude ARCP | 1 Excludes ARCP’s credit facility. Including ARCP’s credit facility, the weighted average maturity is 5.2 years | 2 Assumes 30 - year maturity from date of issuance for perpetual preferred securities | 3 Swapped debt included as fixed, repo facility not included Summary Percent Fixed Rate Debt Weighted Average Debt Maturity Peer Weighted Average: 4.8% / 5.0% 5.8 W.A. Interest Rate W.A. Interest Rate + Pref. 90.1% 90.9% 92.9% 100.0% ARCP O WPC NNN 93% ARCP O WPC NNN Ratings Baa3 | BBB - Baa1 | BBB+ Baa2 | BBB Baa1 | BBB W.A. Interest Rate 3.7% 4.8% 4.9% 4.9% W.A. Interest Rate + Pref. 4.0% 5.0% 4.9% 5.2% W.A. Maturity 1 5.5 6.6 5.4 6.8 W.A. Maturity + Pref. 2 7.6 8.7 5.4 11.9 % Fixed Rate Debt 3 90.1% 90.9% 92.9% 100.0% 1

8 www.arcpreit.com :: NASDAQ: ARCP © 2014 American Realty Capital Properties, Inc. ARCP Has Built a Best - In - Class Portfolio 1 Pro forma for Red Lobster ® acquisition and sale of multi - tenant portfolio 2 A determination made by major credit rating agencies and, for these purposes, includes an affiliate of an entity with an investment grade rating 3 Weighted by % of straight line rent As of Q2 2014 1 Properties 4,429 Total Square Feet 99.1 million Investment Grade 2 46% Occupancy 99.8% Weighted Average Remaining Lease Term 3 12.2 years Property Type 62% Retail and Restaurants 15% Industrial/Distribution 23% Office

Leading Investment Grade Tenancy Among Top 10 Tenants www.arcpreit.com :: NASDAQ: ARCP © 2014 American Realty Capital Properties, Inc. 9 Strong and Diverse Tenant Base: 46% Portfolio Rent is derived from Investment Grade - Rated Tenants 46% Investment Grade Rated 22% Rated 32% Not Rated Tenant % SLR Rating Red Lobster 11.3% Not Rated Walgreens 3.4% BBB CVS 2.7% BBB+ Dollar General 2.5% BBB - FedEx 2.4% BBB Family Dollar 2.0% BBB - GSA 1.8% AA+ Albertson’s 1.8% B Citizens Bank 1.7% A - AT&T 1.7% A - Top 10 Tenants 31.3% 62.5% Note : Weighted by % of SLR, as of June 30, 2014 and pro forma for Red Lobster® acquisition and sale of multi - tenant portfolio

31.3% 31.5% 37.1% 38.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% ARCP WPC O NNN 20% 24% 44% 46% 0% 10% 20% 30% 40% 50% NNN WPC O ARCP $4.9 $8.5 $ 12.1 $21.3 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 NNN WPC O ARCP Gross Assets 1 Weighted Average Lease Maturity (Years) 2, 3 ARCP Compares Favorably Among Its Peers 10 www.arcpreit.com :: NASDAQ: ARCP © 2014 American Realty Capital Properties, Inc. Top Ten Tenant Concentration 2 Percent Investment Grade Rated 2 Source: ARCP filings | 1 Gross Assets for ARCP based on book value of total assets plus accrued depreciation and amortization as of June 30, 2014 | 2 Pro forma for Red Lobster ® and sale of multi - tenant portfolio | 3 Weighted by % of straight - line rent | Note: Peer group averages exclude ARCP ($ in billions) Weighted Peer Average: $8.5 35.5% 10 37% 12.2 8.7 10.6 12.0 0.0 2.0 4.0 6.0 8.0 10.0 12.0 WPC O NNN ARCP 12.2

11.1x 14.7x 17.5x 17.9x .0x 4.0x 8.0x 12.0x 16.0x 20.0x ARCP WPC O NNN $6.8 $10.3 $15.1 $23.8 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 NNN WPC O ARCP Enterprise Value $4.5 $6.6 $9.9 $12.4 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 NNN WPC O ARCP 4.4% 4.9% 5.4% 7.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% NNN O WPC ARCP Dividend Yield Peer Group Comparison 11 www.arcpreit.com :: NASDAQ: ARCP © 2014 American Realty Capital Properties, Inc. Source: SNL Financial and ARCP filings; Note: Pricing as of July 28, 2014. Peer averages exclude ARCP ($ in billions) ($ in billions) Dividend Yield Total Equity Value Total Enterprise Value 2014E AFFO Multiple Weighted Peer Average: 5.0% 16.2x $7.0 $10.7

Funds from Operations and Adjusted Funds from Operations ARCP considers funds from operations (“FFO”) and AFFO, which is FFO as adjusted to exclude acquisition - related fees and expenses, amortization of above - market lease assets and liabilities, amortization of deferred financing costs, straight - line rent, non - cash mark - to - market adjustments, amortization of restricted stock, non - cash compensation and gains and losses useful indicators of the performance of a REIT . Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful - life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group . Accounting for real estate assets in accordance with generally accepted accounting principles (“GAAP”) implicitly assumes that the value of real estate assets diminishes predictably over time . Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves . FFO and AFFO are not in accordance with, or a substitute for, measures prepared in accordance with GAAP, and may be different from non - GAAP measures used by other companies . In addition, FFO and AFFO are not based on any comprehensive set of accounting rules or principles . Non - GAAP measures, such as FFO and AFFO, have limitations in that they do not reflect all of the amounts associated with ARCP's results of operations that would be reflected in measures determined in accordance with GAAP . These measures should only be used to evaluate ARCP's performance in conjunction with corresponding GAAP measures . Additionally, ARCP believes that AFFO, by excluding acquisition - related fees and expenses, amortization of above - market lease assets and liabilities, amortization of deferred financing costs, straight - line rent, non - cash mark - to - market adjustments, amortization of restricted stock, non - cash compensation and gains and losses, provides information consistent with management's analysis of the operating performance of the properties . By providing AFFO, ARCP believes it is presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance . Further, ARCP believes AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies, including exchange - traded and non - traded REITs . As a result, ARCP believes that the use of FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing and investing activities . www.arcpreit.com :: NASDAQ: ARCP © 2014 American Realty Capital Properties, Inc. 12

Non - GAAP Measures EBITDA and Adjusted Annualized EBITDA are not calculated in accordance with GAAP. ARCP believes these measures are important supplemental measures of operating performance as they allow comparisons of ARCP’s operating results without regard to financ ing methods and capital structure. Accordingly, ARCP believes it is useful for investors to review net income (a GAAP measure) and EBITDA an d Adjusted Annualized EBITDA (together, non - GAAP measures) together in order to (a) understand and evaluate current operating performance a nd future prospects in the same manner as management does through this non - GAAP measure and (b) understand the adjustments made to net inc ome, which is a GAAP measure, to arrive at these non - GAAP measures. Neither EBITDA nor Adjusted Annualized EBITDA should be considere d in isolation of, or as a substitute for, net income or operating income as indicators of operating performance. EBITDA and Ad jus ted Annualized EBITDA, as calculated by ARCP, may not be comparable to similarly titled measures of other companies. In addition, these meas ure s do not necessarily represent funds available for discretionary use and are not necessarily measures of ARCP’s ability to fund its ca sh needs. These measures exclude financial information that is included in net income, the most directly comparable GAAP financial measure. U ser s of this information should consider the types of events and transactions that are excluded. www.arcpreit.com :: NASDAQ: ARCP © 2014 American Realty Capital Properties, Inc. 13